================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                            APPLIED INNOVATION INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                             APPLIED INNOVATION INC.











                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   TO BE HELD

                                 APRIL 24, 2003

                                       AND

                                 PROXY STATEMENT













================================================================================

                                    IMPORTANT

  PLEASE MARK, SIGN AND DATE YOUR PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED
                                   ENVELOPE.

                             APPLIED INNOVATION INC.
                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 24, 2003

                                                                  March 21, 2003


To the Stockholders of Applied Innovation Inc.:

        NOTICE is hereby given that the Annual Meeting of Stockholders of Applied Innovation Inc., a Delaware corporation (the "Company"), will be held at the Company's offices located at 5800 Innovation Drive, Dublin, Ohio 43016, on Thursday, the 24th day of April, 2003, at 9:00 a.m., local time, for the following purposes:

        1. To elect three Class I directors, each for a three-year term expiring at the Annual Meeting of Stockholders in 2006.

        2. To transact such other business as may properly come before the meeting or any adjournment thereof.

        Owners of common stock of the Company of record at the close of business on March 7, 2003, will be entitled to vote at the meeting.

        Whether or not you plan to attend the meeting, please date, sign and mail the enclosed proxy in the envelope provided.

        A copy of the Annual Report of the Company for the year ended December 31, 2002, is enclosed herewith. Thank you for your cooperation and support.

                                          By Order of the Board of Directors


                                          Gerard B. Moersdorf, Jr.
                                          Chairman, President and
                                          Chief Executive Officer

                             APPLIED INNOVATION INC.
                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000

                                                                  March 21, 2003

                                 PROXY STATEMENT
                                       FOR
                       2003 ANNUAL MEETING OF STOCKHOLDERS

                                  INTRODUCTION

        This Proxy Statement is furnished to the stockholders of Applied Innovation Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's offices located at 5800 Innovation Drive, Dublin, Ohio 43016, on April 24, 2003, at 9:00 a.m., local time, and at any adjournment thereof. The Proxy Statement and the enclosed proxy are being mailed to the stockholders on or about the date set forth above.

        All shares represented by properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with each stockholder's directions specified on the proxy or, in the absence of specific instructions to the contrary, will be voted in accordance with the Board of Director's unanimous recommendations, which are FOR the election of Michael J. Endres, William H. Largent, and Richard W. Oliver as Class I Directors of the Company and, at the discretion of the persons acting under the proxy, to transact such other business as may properly come before the meeting or any adjournment thereof. A proxy may be revoked, without affecting any vote previously taken, by written notice mailed to the Company (attention Gerard B. Moersdorf, Jr., Chairman, President and Chief Executive Officer) or delivered in person at the meeting, by filing a duly executed, later dated proxy, or by attending the meeting and voting in person. Proxies marked as abstaining will be treated as present for purposes of determining a quorum at the Annual Meeting, but will not be counted as voting on the item for which the abstention is noted. Proxies returned by brokers on behalf of shares held in street name will not be treated as present for purposes of determining a quorum for the Annual Meeting unless they are voted by the broker on at least one matter on the agenda. Such non-voted shares will not be counted as voting on any matter as to which a non-vote is indicated on the broker's proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING RIGHTS

        Only stockholders of record at the close of business on March 7, 2003, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Each stockholder is entitled to one vote for each share held. At March 7, 2003, the Company had outstanding 14,975,067 shares of common stock, $.01 par value. There are no cumulative voting rights in the election of directors.

OWNERSHIP OF COMMON STOCK BY PRINCIPAL STOCKHOLDERS

        The following table sets forth information as of February 28, 2003 (except as noted below), relating to the beneficial ownership of common stock by each person known by the Company to own beneficially more than 5% of the outstanding shares of common stock.

                          NAME OF                               NUMBER OF SHARES               PERCENTAGE
                    BENEFICIAL OWNER(1)                      BENEFICIALLY OWNED(2)             OF CLASS(3)
         -------------------------------------------      -----------------------------       --------------
         Gerard B. Moersdorf, Jr.                                 6,401,129(4)                    42.7%
         Linda S. Moersdorf                                       2,394,779(5)                    16.0%

----------

(1) The address of Gerard B. Moersdorf, Jr. is c/o Applied Innovation Inc., 5800 Innovation Drive, Dublin, Ohio 43016. The address of Linda S. Moersdorf is 7091 Oakstream Court, Worthington, Ohio 43235.
(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities.
(3) "Percentage of Class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Company on February 28, 2003, plus the number of shares such person has the right to acquire within 60 days of February 28, 2003.
(4) Includes 1,062 shares held in Mr. Moersdorf, Jr.'s IRA and 15,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2003. Under the rules of the Securities and Exchange Commission, Mr. Moersdorf, Jr. is also deemed to beneficially own 2,393,716 shares held directly by his former spouse, Linda S. Moersdorf, and 1,063 shares held by Linda S. Moersdorf in her IRA because he has been granted an irrevocable proxy to vote such shares. Mr. Moersdorf, Jr. disclaims ownership of these shares in which he has no pecuniary interest. Mr. Moersdorf, Jr. is also deemed to beneficially own 185,100 shares held by a Voting Trust for the benefit of Mr. Moersdorf, Jr.'s minor children because he has been granted the right to vote such shares as Trustee of the Voting Trust.
(5) Based on information contained in a Schedule 13G/A filed with the Securities and Exchange Commission on June 11, 2001, and Ms. Moersdorf's
     Section 16(a) reports under the Securities Exchange Act of 1934, as amended.

SECURITY OWNERSHIP OF MANAGEMENT

        The following table sets forth, as of February 28, 2003 (except as noted below), the beneficial ownership of the Company's common stock by each director, each of the Company's executive officers named in the Summary Compensation Table, and by all directors and executive officers as a group.

                                                          NUMBER OF SHARES                PERCENTAGE
         NAME OF BENEFICIAL OWNER                      BENEFICIALLY OWNED(1)              OF CLASS(2)
         ------------------------                      ---------------------              -----------
         Gerard B. Moersdorf, Jr.(3)                          6,401,129                       42.7%
         Robert L. Smialek(4)                                   128,000                           *
         Michael P. Keegan(5)                                    70,262                           *
         Matthew P. Bruening (6)                                 13,000                           *
         Eric W. Langille(7)                                     27,437                           *
         William J. Mrukowski(8)                                  5,000                           *
         Michael J. Endres(9)                                    77,200                           *
         Thomas W. Huseby(10)                                    48,000                           *
         William H. Largent(11)                                  28,000                           *
         Curtis A. Loveland(12)                                  89,900                           *
         Gerard B. Moersdorf, Sr.(13)                            62,400                           *
         Richard W. Oliver(14)                                   56,000                           *
         Alexander B. Trevor(10)                                 47,000                           *
         All directors and executive officers
           as a group (14 persons)(15)                        7,053,328                       45.7%

----------

(1) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or as to which he has the right to acquire the beneficial ownership within 60 days of February 28, 2003. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of that person's household.
(2) "Percentage of Class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Company on February 28, 2003, plus the number of shares such person has the right to acquire within 60 days of February 28, 2003. An "*" indicates less than 1%.
(3) Includes 1,062 shares held in Mr. Moersdorf, Jr.'s IRA and 15,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2003. Under the rules of the Securities and Exchange Commission, Mr. Moersdorf, Jr. is also deemed to beneficially own 2,393,716 shares held directly by his former spouse, Linda S. Moersdorf, and 1,063 shares held by Linda S. Moersdorf in her IRA because he has been granted an irrevocable proxy to vote such shares. Mr. Moersdorf, Jr. disclaims ownership of these shares in which he has no pecuniary interest. Mr. Moersdorf, Jr. is also deemed to beneficially own 185,100 shares held by a Voting Trust for the benefit of Mr. Moersdorf, Jr.'s minor children because he has been granted the right to vote such shares as Trustee of the Voting Trust.
(4) Based on information contained in Mr. Smialek's Form 4, filed with the Securities and Exchange Commission on June 10, 2002. Mr. Smialek served as the Company's President and Chief Executive Officer from July 20, 2000 to August 14, 2002.
(5) Includes 67,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2003.
(6) Includes 13,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2003.

(7) Includes 26,600 shares which may be purchased under stock options exercisable within 60 days of February 28, 2003.
(8) Includes 3,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2003.
(9) Includes 18,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2003.
(10) Includes 45,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2003.
(11) Includes 27,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2003.
(12) Includes 54,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2003, 1,000 shares held by Mr. Loveland's children, and 600 shares held in Mr. Loveland's IRA.
(13) Includes 8,400 shares held by Mr. Moersdorf, Sr. as trustee of a trust and 54,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2003.
(14) Includes 54,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2003.
(15) Includes 421,600 shares which may be purchased under stock options exercisable within 60 days of February 28, 2003.

                              ELECTION OF DIRECTORS

        The Board of Directors has designated Michael J. Endres, William H. Largent, and Richard W. Oliver for election as Class I Directors of the Company, each to serve for a term of three years and until their successors are duly elected and qualified. The shares represented by the enclosed proxy, if returned duly executed and unless instructions to the contrary are indicated thereon, will be voted FOR the nominees. If for any reason a nominee should not be a candidate for election at the time of the meeting, the proxies may be voted for a substitute nominee in the discretion of those named as proxies. The Board of Directors has no reason to believe that any nominee will be unavailable. The election of each nominee requires the favorable vote of a plurality of all votes cast by the holders of common stock. Abstentions and broker non-votes are not counted in the election of directors and thus have no effect.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE FOR CLASS I DIRECTOR.

        The following table sets forth (i) the nominees for election as Class I Directors of the Company, and (ii) the Class II and Class III Directors of the Company whose terms in office will continue. Each director has held the occupation indicated for more than the past five years unless otherwise indicated.

                               DIRECTOR
                               CONTINUOUSLY
NAME AND AGE                   SINCE                         PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------------------------------------------------
                    NOMINEES - TERMS TO EXPIRE 2006 (CLASS I)

Michael J. Endres, 55          2001      Principal of Stonehenge Financial Holdings, Inc., an investment management and merchant banking firm, since 1999. Prior to Stonehenge Financial Holdings, Inc., Mr. Endres was
                                            Chairman of Banc One Capital Partners, the merchant banking subsidiary of Banc One
                                            Corporation from 1990 to 1999. Mr. Endres joined Banc One Corporation when Banc One
                                            Corporation acquired Meuse, Rinker, Chapman, Endres & Brooks in 1990. Mr. Endres is
                                            also a director of Worthington Industries, Inc., which has a class of equity securities registered pursuant to the Securities Exchange Act of 1934.

William H. Largent, 47         1999      Chief Operating Officer and Chief Financial Officer of Aelita Software Corporation,
                                            Dublin, Ohio, a company that develops software for Fortune 1000 companies to manage
                                            e-business network infrastructures, since March 2001. From May 1999 to March 2001, Mr.
                                            Largent served as Chief Financial Officer and Treasurer of Plug Power Inc., Latham, New
                                            York, a designer and developer of on-site electricity generation systems. Mr. Largent served as the Company's Senior Vice President of Operations and Chief Financial Officer
                                            from April 1997 to June 1999. Prior to joining the Company, Mr. Largent served as the
                                            Executive Vice President and Chief Financial Officer of Metatec Corporation, an
                                            information services company engaged in optical disc manufacturing and distribution, software development and network services. Mr. Largent had been an officer and director at Metatec since 1993.

Richard W. Oliver, 56          1993      Chief Executive Officer of the American Graduate School of Management, an eLearning
                                            company Dr. Oliver formed in May 2000. Prior to that, Dr. Oliver had been Professor of
                                            Management at the Owen Graduate School of Management, Vanderbilt University, Nashville,
                                            Tennessee, since September 1992. From 1977 to September 1992, Dr. Oliver served in various marketing capacities, including Vice President, Business and Residential
                                            Services, Vice President, Corporate Marketing and special assistant to the Chairman and
                                            Chief Executive Officer, for Northern Telecom Ltd. Dr. Oliver is a member of the Board of Directors of Symmetricom, Inc., a company which has a class of equity securities registered pursuant to the Securities Exchange Act of 1934.

                               DIRECTOR
                               CONTINUOUSLY
NAME AND AGE                   SINCE                         PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------------------------------------------------
             CONTINUING DIRECTORS - TERMS TO EXPIRE 2004 (CLASS II)

Thomas W. Huseby, 64           1996      Retired as director of Network Systems Division of Lucent Technologies. His experience includes a wide range of manufacturing, development and research activities.

Curtis A. Loveland, 56         1991      Partner, Porter, Wright, Morris & Arthur LLP, Attorneys at Law, since 1979 and Secretary of the Company since April 1992. Mr. Loveland is also a director of Rocky Shoes &
                                            Boots, Inc., which has a class of equity securities registered pursuant to the
                                            Securities Exchange Act of 1934.

Gerard B. Moersdorf, Sr., 73   1987      Retired as Export Manager of Industrial Chemical Sales Division of Procter & Gamble
                                            Distributing Company, Cincinnati, Ohio. Gerard B. Moersdorf, Sr. is the father of
                                            Gerard B. Moersdorf, Jr., Chairman, President and Chief Executive Officer of the
                                            Company.

             CONTINUING DIRECTORS - TERMS TO EXPIRE 2005 (CLASS III)

Gerard B. Moersdorf, Jr., 50   1986      Chairman of the Board of the Company since 1986. Mr. Moersdorf, Jr. resumed the offices of President and Chief Executive Officer on August 14, 2002. Mr. Moersdorf, Jr. had
                                            served as the Company's President, Chief Executive Officer and Treasurer from 1986 to
                                            2000.

Alexander B. Trevor, 57        1997      President of Nuvocom Inc., Columbus, Ohio, a computer technology consulting company.
                                            Previously, Mr. Trevor was Executive Vice President and Chief Technology Officer of
                                            CompuServe Corporation from 1983 to 1996. Prior to 1983, Mr. Trevor was employed in various other positions at CompuServe Corporation, including Vice President of Computer
                                            Technology and Executive Vice President of Network Services.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors of the Company had a total of six meetings during 2002. No director attended fewer than 75% of the aggregate of the meetings of the Board of Directors and the meetings of any committees of the Board of Directors on which the director served. The Board of Directors has an Audit Committee and a Stock Option and Compensation Committee (the "Compensation Committee").

        The members of the Audit Committee are Richard W. Oliver, Chairman, Thomas W. Huseby, and Curtis A. Loveland. The Audit Committee oversees the work of the internal accounting staff and external auditors. The Audit Committee met six times during 2002. For further information on the Audit Committee, see "Board Audit Committee Report" on page 16.

        The members of the Compensation Committee are Alexander B. Trevor, Chairman, Michael J. Endres, and Richard W. Oliver. The Compensation Committee has the authority and responsibility to determine and administer the Company's compensation policies, to establish the salaries of executive officers and the formula for bonus awards to executive officers, and to grant awards under the Company's 2001 Stock Incentive Plan and the Company's Amended and Restated 1996 Stock Option Plan. The Compensation Committee met two times during 2002. For further information on the Compensation Committee, see "Board Compensation Committee Report on Executive Compensation" on page 14.

EXECUTIVE OFFICERS

        The executive officers of the Company are elected annually by the Board of Directors and serve at the pleasure of the Board. In addition to Gerard B. Moersdorf, Jr., Chairman, President and Chief Executive Officer, the following persons are executive officers of the Company.

        MICHAEL P. KEEGAN, age 35, joined the Company in July 1999 and serves as Vice President, Chief Financial Officer, and Treasurer. Prior to joining the Company, Mr. Keegan served as Vice President, Corporate Controller of Orbital Sciences Corporation in Dulles, Virginia. Mr. Keegan had been with Orbital Sciences Corporation for five years prior to joining the Company. Prior to joining Orbital, Mr. Keegan was an accountant with KPMG LLP for five years.

        MATTHEW P. BRUENING, age 37, joined the Company in July 2001 and serves as Vice President of Sales. Prior to joining the Company, Mr. Bruening served as Regional Vice President of Fiberlink Communications Corp., a virtual private networking (VPN) service company from January 2001 to April 2001. Prior to joining Fiberlink, Mr. Bruening served as a Regional Vice President, VPN Sales of UUNET (and its predecessor, CompuServe Network Services), a WorldCom company that provides Internet communications solutions for business customers. Mr. Bruening was appointed Regional Vice President, VPN Sales of UUNET in June 1999 and served in several other sales and sales management roles during his nearly 13 year tenure.

        ERIC W. LANGILLE, age 44, serves as Vice President of Operations and Services. Prior to his appointment as Vice President of Operations and Services, Mr. Langille served as Vice President of Operations from April 2001 to August 2002 and as Director of Manufacturing from January 1995 to April 2001. Prior to joining the Company, Mr. Langille was Vice President of Manufacturing at Plexus Corporation, a leading contract manufacturing organization.

        JOHN F. PETRO, age 53, joined the Company in May 2002 and serves as Vice President of Engineering. Prior to joining the Company, Dr. Petro served as Chief Technology Officer of Mobile Technology Group from November 2001 to March 2002. Prior to joining the Mobile Technology Group, Dr. Petro served as Vice President of Engineering at Bonita Software, Inc., a provider of client/server middleware for the wireless enterprise market from August 2000 to October 2001. Prior to joining Bonita Software, Dr. Petro served as Vice President of Engineering for ReadyCom, Inc., a voice messaging company, from November 1997 to July 2000. Prior to joining ReadyCom, Dr. Petro spent three years as Director of ATM switch development for Fujitsu Network Communications. Prior to joining Fujitsu Network Communications, Dr. Petro was with Northern Telecom for 12 years. Dr. Petro has a Ph.D. degree in Mathematics from Temple University.

EXECUTIVE COMPENSATION

        The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer, his predecessor, and the next four highest paid executive officers of the Company whose combined salary and bonus exceeded $100,000 for fiscal year ended December 31, 2002.

                           SUMMARY COMPENSATION TABLE


                                          Annual Compensation
                                          -------------------

          Name and             Fiscal                               Other Annual                    All Other
     Principal Position         Year      Salary        Bonus       Compensation    Options #    Compensation(1)
     ------------------         ----      ------        -----       ------------    ---------    ---------------
Gerard B. Moersdorf, Jr.(2)     2002     $301,154         --             --           25,000           $5,500
Chairman, President and         2001     $289,423         --             --           25,000           $5,100
Chief Executive Officer         2000     $250,000      $150,000          --            --             $10,081

Robert L. Smialek(3)            2002     $189,231         --             --           25,000         $335,500(4)
Former President and Chief      2001     $300,000         --             --           25,000           $5,100
Executive Officer               2000     $135,000       $90,000          --          400,000           $7,887

Michael P. Keegan               2002     $165,635         --             --           20,000           $4,738
Vice President, Chief           2001     $165,000         --             --           20,000           $4,516
Financial Officer and           2000     $150,000       $90,000          --           50,000           $8,763
Treasurer

Matthew P. Bruening(5)          2002     $165,635         --             --           15,000           $5,500
Vice President of               2001      $82,500       $33,000          --           50,000             $381
Sales

Eric W. Langille(6)             2002     $146,679         --             --           15,000           $4,835
Vice President of               2001     $140,000       $15,000          --           15,000           $5,100
Operations and Services         2000     $118,846       $96,538          --           10,000           $6,246

William Mrukowski (7)           2002      $96,620       $21,508          --           15,000           $2,232
Senior Vice President of        2001     $151,779       $10,000          --           15,000           $3,917
International Sales             2000     $192,500      $115,500          --           25,000           $7,045

----------

(1) Represents the amount of the Company's match and earned profit sharing funded to the Company's 401(k) Plan and Trust.
(2) Mr. Moersdorf, Jr. resumed the offices of President and Chief Executive Officer as of August 14, 2002.
(3) Mr. Smialek served as the Company's President and Chief Executive Officer from July 20, 2000 to August 14, 2002.
(4) Includes $330,000 of severance associated with Mr. Smialek's termination in 2002.
(5)  Mr. Bruening became Vice President of Sales of the Company as of July 2,
     2001.
(6) Mr. Langille became Vice President of Operations of the Company as of April 26, 2001.
(7)  Mr. Mrukowski retired from the Company as of January 31, 2003.

EMPLOYMENT AGREEMENTS

        The Company entered into employment agreements with Messrs. Moersdorf, Jr. and Keegan on October 19, 2000, Mr. Bruening on August 9, 2001, and Mr. Langille on November 14, 2001. The employment agreements are "at will" and, therefore, do not have a stated term.

        Each of these employment agreements provides for a minimum base salary, plus any increases in base compensation as may be authorized by the Board of Directors. The employment agreements also provide for each executive's continued participation in the Company's bonus plan, employee benefit programs, and other benefits as described in the employment agreements.

        In the event of termination of employment (i) by reason of death or disability (as defined in the employment agreements); (ii) by the Company for cause (as defined in the employment agreements); or (iii) by Messrs. Moersdorf, Jr., Keegan, Bruening, or Langille for any reason, the Company shall provide payment to the executive of the earned but unpaid portion of his base salary through the termination date.

        In the event of termination of employment by the Company without cause, the Company will pay to the executive (i) the earned but unpaid portion of his base salary through the termination date and (ii) base salary for an additional 12 months in the case of Mr. Moersdorf, Jr., and base salary for an additional six months in the case of Messrs. Keegan, Bruening and Langille.

        Under the employment agreements for Messrs. Moersdorf, Jr. and Keegan, the Company must pay severance benefits, under certain circumstances, in the event of a change in control (as defined in the employment agreements) of the Company. The employment agreements provide that if (i) the executive is terminated by the Company for any reason other than for cause (as defined in the employment agreements) following a change in control; (ii) the executive terminates his employment for good reason (as defined in the employment agreements) in the 12 month period following a change in control; or (iii) the executive terminates his employment for any reason in the 13th month following a change in control, then the Company must pay the earned but unpaid portion of his base salary, plus two times the executive's current annual compensation (as defined in the employment agreements). In addition, all of the executive's stock options and restricted stock awards shall become 100% vested (and thereafter be exercisable in accordance with such governing stock option or restricted stock agreements and plans), and the Company shall maintain certain fringe benefits as provided in the employment agreements.

        Under the employment agreements for Messrs. Bruening and Langille, the Company also must pay severance benefits, under certain circumstances, in the event of a change in control (as defined in the employment agreements) of the Company. The employment agreements provide that if (i) the executive is terminated by the Company for any reason other than for cause (as defined in the employment agreements) following a change in control; or (ii) the executive terminates his employment for good reason (as defined in the employment agreements) in the 12 month period following a change in control, then the Company must pay the earned but unpaid portion of his base salary, plus one times the executive's current annual compensation (as defined in the employment agreements). In addition, vesting of the executive's stock options and restricted stock awards shall accelerate by 24 months plus an additional 12 months for each year that the executive has been employed by the Company (and thereafter be exercisable in accordance with such governing stock option or restricted stock agreements and plans), and the Company shall maintain certain fringe benefits as provided in the employment agreements.

        The employment agreements also contain non-competition and non-solicitation covenants. These covenants, as described in the employment agreements, are effective during employment and for a period of 12 months following termination of employment.

        Mr. Smialek entered into an employment agreement with the Company, effective July 13, 2000, on an "at will" basis. The agreement provided for a minimum base salary, plus increases in base compensation as authorized by the Board of Directors. The employment agreement also provided for Mr. Smialek's continued participation in the Company's bonus plan, employee benefit programs, and other benefits as described in the employment agreement during the term of Mr. Smialek's employment with the Company. Effective August 14, 2002, Mr. Smialek was terminated. Pursuant to the terms of his employment agreement, Mr. Smialek was paid the earned but unpaid portion of his base salary through the termination date and base salary for an additional 12 months.

        Mr. Mrukowski entered into an employment agreement with the Company, effective February 6, 2002, on an "at will" basis. The agreement provided for a minimum base salary, plus increases in base compensation as authorized by the Board of Directors. The employment agreement also provided for Mr. Mrukowski's continued participation in the Company's bonus plan, employee benefit programs, and other benefits as described in the employment agreement during the term of Mr. Mrukowski's employment with the Company. Mr. Mrukowski retired from the Company, effective January 31, 2003. Pursuant to the terms of his employment agreement, the Company was obligated to pay Mr. Mrukowski's base salary through the date of his retirement.

        The employment agreements for Messrs. Smialek and Mrukowski also contain non-competition and non-solicitation covenants. These covenants, as described in the employment agreements, are effective for a period of 12 months following termination of employment.

                        OPTION GRANTS IN LAST FISCAL YEAR

        The following table provides certain information regarding stock options granted during 2002 to each of the executive officers named in the Summary Compensation Table.

                                            Individual Grants                                   (f)
                              ------------------------------------------------       Potential Realizable Value
                                                                                       At Assumed Annual Rates
                                              (c)                                    Of Stock Price Appreciation
                                          % of Total                                     For Option Term(1)
                                            Options
                                 (b)      Granted To       (d)
            (a)                Options     Employees    Exercise        (e)
           Name                Granted     In Fiscal     Price       Expiration
                                 (#)         Year        ($/Sh)         Date           5%($)            10%($)
----------------------------  ----------  ------------  ----------  ------------  ----------------  ---------------
Gerard B. Moersdorf, Jr.      25,000(2)      4.0%         $5.15       2/07/12         80,970           205,194

Robert L. Smialek             25,000(2)      4.0%         $5.15       2/07/12(4)       --(4)            --(4)

Michael P. Keegan             20,000(2)      3.2%         $5.15       2/07/12         64,776           164,155

Matthew P. Bruening           15,000(3)      2.4%         $5.15       2/07/12         48,582           123,117

Eric W. Langille              15,000(3)      2.4%         $5.15       2/07/12         48,582           123,117

William J. Mrukowski          15,000(2)      2.4%         $5.15       2/07/12(5)       --(5)            --(5)

---------------------------
(1) The amounts under the columns labeled "5%($)" and "10%($)" are included by the Company pursuant to certain rules promulgated by the Securities and Exchange Commission and are not intended to forecast future appreciation, if any, in the price of the Company's common stock. Such amounts are based on the assumption that the option holders hold the options granted for their full term. The actual value of the options will vary in accordance with the market price of the Company's common stock.

(2) On February 7, 2002, non-statutory options to purchase 25,000, 25,000, 20,000, and 15,000 shares, respectively, of common stock were granted to Messrs. Moersdorf, Jr., Smialek, Keegan, and Mrukowski. All non-statutory options were granted at an exercise price equal to the closing price of the Company's common stock on the date prior to the date of grant. These options vest and become exercisable at a rate of 20% per year.

(3) On February 7, 2002, incentive options to purchase 15,000 shares of common stock were granted to Messrs. Bruening and Langille. All incentive options were granted at an exercise price equal to the closing price of the Company's common stock on the date prior to the date of grant. These options vest and become exercisable at a rate of 20% per year.

(4) Mr. Smialek's options terminated on September 13, 2002, pursuant to their terms.

(5) As a result of his retirement on January 31, 2003, and pursuant to the terms of the Company's 2001 Stock Incentive Plan, of the options granted to Mr. Mrukowski on February 7, 2002, 12,000 of such options terminated on March 3, 2003, while 3,000 of such options that vested on January 1, 2003, will remain exercisable until January 31, 2004.

                     AGGREGATED OPTION EXERCISES AND FISCAL
                           YEAR-END OPTION VALUE TABLE

        The following table provides certain information regarding the value of stock options at December 31, 2002, held by the Company's executive officers named in the Summary Compensation Table.






                                                         Number of Securities         Value of Unexercised
                                                        Underlying Unexercised       In-the-Money Options at
                               Shares       Value     Options at Fiscal Year End      Fiscal Year End ($)(1)
                            Acquired on   Realized    --------------------------   -----------------------------
          Name              Exercise (#)     ($)      Exercisable  Unexercisable   Exercisable    Unexercisable
--------------------------  ------------  ---------   -----------  -------------   -------------  --------------
Gerard B. Moersdorf, Jr.        --           --         5,000          45,000           --             --

Robert L. Smialek               --           --           --            --              --             --

Michael P. Keegan               --           --         54,000         86,000           --             --

Matthew P. Bruening             --           --         10,000         55,000           --             --

Eric W. Langille                --           --         15,600         37,000           --             --

William J. Mrukowski            --           --        100,100         72,000           --             --

--------------------------------
(1) Represents the total gain which would have been realized if all in-the-money options held at fiscal year-end had been exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and per share fair market value at year-end. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

                      EQUITY COMPENSATION PLAN INFORMATION

        The table on the following page sets forth additional information as of December 31, 2002, concerning shares of our common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our stockholders and plans or arrangements not submitted to our stockholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

                                                                                                Number of securities
                                                                                                remaining available for
                                        Number of Securities to                                  issuance under equity
                                        be issued upon exercise   Weighted-average exercise       compensation plans
                                        of outstanding options,      price of outstanding        (excluding securities
                                          warrants and rights    options, warrants and rights   reflected in column (a))
                                                 (a)                         (b)                         (c)
                                        -----------------------  ----------------------------   ------------------------
Equity compensation plans approved
by security holders (1)                        1,821,300                         $7.62                  2,425,942

Equity compensation plans not
approved by security holders                          --                            --                         --
                                        -----------------------  ----------------------------   ------------------------

Total                                          1,821,300                         $7.62                  2,425,942
                                        =======================  ============================   ========================


----------------

(1) Equity compensation plans approved by stockholders include the 2001 Stock Incentive Plan, the Amended and Restated 1996 Stock Option Plan, and the Employee Stock Purchase Plan.

COMPENSATION OF DIRECTORS

        Each non-employee director receives $1,000 for each Board of Directors meeting attended and $500 for each committee meeting attended, provided such committee meeting was not on the same day as a Board of Directors meeting. Non-employee directors of the Company are eligible to receive stock options under the 2001 Stock Incentive Plan on terms approved by the Board of Directors. Pursuant to this provision, on February 7, 2002, Michael J. Endres, Thomas W. Huseby, William H. Largent, Curtis A. Loveland, Gerard B. Moersdorf, Sr., Richard W. Oliver, and Alexander B. Trevor, each received an option to purchase 9,000 shares of common stock of the Company exercisable on February 7, 2003, and at any time for a period of nine years from February 7, 2003, at a price of $5.15 per share.

RELATED PARTY TRANSACTIONS

        Mr. Loveland, a director and Secretary of the Company, is a partner in the law firm of Porter, Wright, Morris & Arthur LLP which firm serves as general counsel to the Company.

        As part of his employment agreement, the Company sold Mr. Smialek, the Company's former President and Chief Executive Officer, 100,000 unregistered shares of its common stock at $12.00 per share, the closing market price on the date of his employment agreement, July 13, 2000. Mr. Smialek paid for the stock with $600,000 of cash and a $600,000 promissory note to the Company, bearing interest at 6.62%, payable in five annual installments of principal and interest commencing on July 13, 2001. Mr. Smialek has pledged the 100,000 shares as security for payment of the note. Mr. Smialek owed $398,621 of principal and interest on the note as of February 28, 2003.

        The Company believes that all terms of the transactions and existing arrangements set forth above are no less favorable to the Company than similar transactions and arrangements which might have been entered into with unrelated parties.

        The following Board Compensation Committee Report on Executive Compensation, Performance Graph, and Board Audit Committee Report will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee has the authority and responsibility to determine and administer the Company's compensation policies, to establish the salaries of executive officers and the formula for bonus awards to executive officers, and to grant awards under the Company's 2001 Stock Incentive Plan and the Company's Amended and Restated 1996 Stock Option Plan. The Compensation Committee consists solely of independent directors of the Company. In general, compensation is designed to attract and retain qualified key executives, reward individual performance, relate compensation to Company goals and objectives and enhance stockholder value.

        The Company has entered into employment contracts with each of the Company's executive officers. The base salaries under these employment contracts are subject to review by the Compensation Committee and may be increased periodically. Base salaries for the fiscal year ended December 31, 2002 were not increased in light of the telecommunications industry slowdown affecting the Company. As a result, base salaries for Messrs. Smialek and Moersdorf, Jr. were both set at $300,000, the same as for the fiscal year ended December 31, 2001.

        The Fiscal 2002 Bonus Program (the "2002 Plan") was adopted by the Compensation Committee in February 2002. The bonuses for Messrs. Smialek, Moersdorf, Jr. and Keegan under the 2002 Plan were based solely upon the achievement of financial objectives, including obtaining revenues and achieving operating income targets. The bonuses for all other executive officers were based 75% on financial objectives and 25% on management objectives. The Company was required to meet both minimum sales and operating profit targets for an officer to be eligible to receive the financial objective portion of his or her bonus. In addition, the Company's operating income for fiscal 2002 was required to be greater than $1,000,000 for an officer to be eligible to receive the management objective portion of his or her bonus. No bonuses were paid to executive officers under the 2002 Plan. Mr. Mrukowski received bonus compensation in the amount of $21,508 outside of the 2002 Plan for his efforts expanding the Company's international business in 2002.

        The Committee also awards stock options to executive officers to encourage share ownership and to give them a stake in the performance of the Company's stock. The specific number of stock options granted to individual executive officers is determined by the Committee's perception of relative contributions or anticipated contributions to overall corporate performance. Options to purchase 25,000 shares were granted to both Messrs. Smialek and Moersdorf, Jr. during fiscal year 2002.

        The Budget Reconciliation Act of 1993 amended the Internal Revenue Code of 1986 to add Section 162(m) which bars a deduction to any publicly held corporation for compensation paid to a "covered employee" in excess of $1,000,000 per year. The Compensation Committee does not believe that this law will impact the Company because the current level of compensation for each of the Company's executive officers is well below the $1,000,000 salary limitation.

        Compensation Committee: Alexander B. Trevor (Chairman), Michael J. Endres and Richard W. Oliver

PERFORMANCE GRAPH

        The following graph compares the dollar change in the cumulative total return performance of the Company's common stock with that of the NASDAQ Stock Market - U.S. Index and the Standard & Poor's Telecommunications Equipment Index, both of which are published indexes. This comparison includes the period beginning December 31, 1997 through December 31, 2002. The Company's common stock is traded on the NASDAQ National Market under the symbol "AINN." The comparison of the cumulative total returns for each investment assumes that $100 was invested in the Company's common stock on December 31, 1997, and in the respective index on December 31, 1997, and that all dividends were reinvested.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
      AMONG APPLIED INNOVATION INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                AND THE S & P TELECOMMUNICATIONS EQUIPMENT INDEX


                                  [LINE GRAPH]

APPLIED INNOVATION INC.

                                                           CUMULATIVE TOTAL RETURN
                                       ----------------------------------------------------------------
                                         12/97      12/98      12/99      12/00      12/01      12/02
APPLIED INNOVATION INC.                 $100.00    $ 62.50    $151.15    $155.69    $112.73    $ 55.09
NASDAQ STOCK MARKET (U.S.)              $100.00    $140.99    $261.48    $157.42    $124.89    $ 86.34
S & P TELECOMMUNICATIONS EQUIPMENT      $100.00    $176.17    $386.91    $169.26    $ 62.35    $ 28.58

*$100 invested on 12/31/97 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.


Copyright (c) 2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

BOARD AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors met six times in fiscal 2002. Each member of the Audit Committee meets the independence standards established by the National Association of Securities Dealers (NASD). The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company and such other duties as directed by the Board. The full responsibilities of the Audit Committee are set forth in its written charter, as adopted by the Board of Directors.

        In fulfilling its responsibilities, the Audit Committee recommended to the Board the selection of KPMG LLP as the Company's independent accountants. The Audit Committee also:

        - reviewed and discussed the audited financial statements with management;

        - discussed with KPMG LLP the matters required to be discussed by SAS 61, as may be modified and supplemented;

        - received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and discussed with the outside auditor the outside auditor's independence; and

        - after review and discussions referred to in the three paragraphs above, recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

        The Audit Committee provided guidance and oversight to the audit function of the Company including review of the organization, plans and results of this activity. Both the Chief Financial Officer and KPMG LLP were afforded the routine opportunity to meet privately with the Audit Committee and were encouraged to discuss any matters they desired. The Audit Committee also met with selected members of management and the independent accountants to review financial statements (including quarterly reports), discussing such matters as the quality of earnings; estimates, reserves, and accruals; suitability of accounting principles; highly judgmental areas; and audit adjustments whether or not recorded.

        In addition, the Audit Committee considered the quality and adequacy of the Company's internal controls and the status of pending litigation, taxation matters and other areas of oversight to the financial reporting and audit process that the Audit Committee felt appropriate.

        Management has the responsibility for the preparation of the Company's consolidated financial statements, and KPMG LLP has the responsibility for the examination of those consolidated financial statements. The Company's consolidated financial statements and the report of KPMG LLP are filed separately in the Annual Report on Form 10-K and should be read in conjunction with this letter and review of the financial statements.

        Based upon its work and the information received in the inquiries outlined above, the Audit Committee is satisfied that its responsibilities under the charter for the period ended December 31, 2002, were met and that the financial reporting and audit processes of the Company are functioning effectively.

        Audit Committee: Richard W. Oliver (Chairman), Thomas W. Huseby and Curtis A. Loveland

                              INDEPENDENT AUDITORS

        The Board of Directors has appointed KPMG LLP, independent accountants, as auditors for the Company for fiscal 2003. KPMG LLP has served as the independent auditors for the Company since 1993. The Board of Directors believes that the reappointment of KPMG LLP for fiscal 2003 is appropriate because of the firm's reputation, qualifications, and experience. Representatives of KPMG LLP will be present at the meeting and will have an opportunity to make a statement if they desire to do so. Such representatives will be available to respond to appropriate questions.


                       FEES OF THE INDEPENDENT ACCOUNTANTS
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002

         The following table shows the aggregate fees billed to the Company by its independent accountants, KPMG LLP, for services rendered during the fiscal year ended December 31, 2002.

                                Description of Fees                                         Amount
         ------------------------------------------------------------------------     -------------------
         Audit Fees(1)                                                                      $90,550
         Financial Information Systems Design and Implementation Fees                            $0
         All Other Fees(2)
              Tax Services                                                                  $49,000
              Other                                                                          $3,300

----------

(1) Includes fees for audit of the December 31, 2002 financial statements and reviews of the related quarterly financial statements.
(2) The Audit Committee of the Company's Board of Directors has considered whether the rendering of such non-audit services by KPMG LLP is compatible with maintaining the principal accountant's independence.


                                  ANNUAL REPORT

        The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2002 containing financial statements for such year and the signed opinion of KPMG LLP, independent accountants, with respect to such financial statements, is being sent to stockholders concurrently with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material, and management does not intend to ask, suggest or solicit any action from the stockholders with respect to such report.

        A COPY OF THE COMPANY'S FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE TO STOCKHOLDERS UPON REQUEST TO: MICHAEL P. KEEGAN, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, APPLIED INNOVATION INC., 5800 INNOVATION DRIVE, DUBLIN, OHIO 43016, OR MAY BE OBTAINED ON-LINE FROM OUR WEBSITE AT WWW.APPLIEDINNOVATION.COM.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and greater than 10% stockholders, to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission. Copies of the reports are required by SEC regulation to be furnished to the Company. Based on its review of such reports and written representations from reporting persons, the Company believes that all filing requirements were complied with during fiscal 2002.

                         COST OF SOLICITATION OF PROXIES

        The cost of this solicitation will be paid by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may solicit proxies personally or by telephone. The Company may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and the Company may reimburse such persons for their expenses in doing so.

                              STOCKHOLDER PROPOSALS

        Each year the Board of Directors submits its nominations for election of directors at the Annual Meeting of Stockholders. Other proposals may be submitted by the Board of Directors or the stockholders for inclusion in the Proxy Statement for action at the Annual Meeting. Any proposal submitted by a stockholder for inclusion in the Proxy Statement for the Annual Meeting of Stockholders to be held in 2004 must be received by the Company (addressed to the attention of the Secretary) on or before November 24, 2003. Any stockholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2004 annual meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by the Company after February 4, 2004. To be submitted at the meeting, any such proposal must be a proper subject for stockholder action under the laws of the State of Delaware.

                                  OTHER MATTERS

        The only business which management intends to present at the meeting consists of the matters set forth in this statement. Management knows of no other matters to be brought before the meeting by any other person or group. If any other matter should properly come before the meeting, the proxy holders will vote thereon in their discretion.

        All proxies received duly executed will be voted. You are requested to sign and date the enclosed proxy and mail it promptly in the enclosed envelope. If you later desire to vote in person, you may revoke your proxy, either by written notice to the Company, Attention: Gerard B. Moersdorf, Jr., or in person at the meeting, without affecting any vote previously taken.


                                BY ORDER OF THE BOARD OF DIRECTORS

                                Gerard B. Moersdorf, Jr.
                                Chairman, President and Chief Executive Officer

                            APPLIED INNOVATION INC.
                    5800 Innovation Drive, Dublin, Ohio 43016



           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS -- April 24, 2003

        The undersigned hereby appoints GERARD B. MOERSDORF, JR. and CURTIS A. LOVELAND, or either of them acting alone, my attorneys and proxies, with full power of substitution to each, to vote all shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of said corporation to be held on April 24, 2003, at 9:00 a.m., local time, at the Company's offices located at 5800 Innovation Drive, Dublin, Ohio 43016, and at any adjournment thereof, with all of the powers I would have if personally present, for the following purposes:

1.      ELECTION OF CLASS I DIRECTORS

           [ ] FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary).
           [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES BELOW.
                   MICHAEL J. ENDRES - WILLIAM H. LARGENT - RICHARD W. OLIVER (INSTRUCTIONS: Do not check "WITHHOLD AUTHORITY" to vote for only a certain individual nominee. To withhold authority to vote for any individual nominee, strike a line through the nominee's name and check "FOR").

2. TO TRANSACT such other business as may properly come before the meeting and any adjournment thereof.

The undersigned gives unto said attorneys and proxies, or substitutes, full power and authority to do whatsoever in their opinion may be necessary or proper to be done in the exercise of the power hereby conferred, including the right to vote for any adjournment, hereby ratifying all that said attorneys and proxies, or substitutes, may lawfully do or cause to be done by virtue hereof. Either of said attorneys and proxies, or substitutes, who shall be present and shall act at the meeting shall have and may exercise all the powers of said attorneys and proxies hereunder.

        THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

        The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders, dated March 21, 2003, the Proxy Statement and the Annual Report of the company furnished therewith. Any proxy heretofore given to vote said shares is hereby revoked.

        Please sign and date this Proxy below and return in the enclosed envelope.




                                    Dated                                 , 2003
                                         ---------------------------------

                                    Signature
                                             -----------------------------------

                                    Signature
                                             -----------------------------------

Signature(s) shall agree with the name(s) printed on this proxy. If shares are registered in two names, both stockholders should sign this proxy. If signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS